Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (this “Amendment”) is made and entered into this 26th day of August, 2014, by and between EnLink Midstream GP, LLC (formerly known as Crosstex Energy GP, LLC) (“Company”) and Michael J. Garberding (“Employee”).

WHEREAS, Company and Employee have entered into an Employment Agreement (“Agreement”) dated February 27, 2012;

WHEREAS, Company and Employee entered into a First Amendment to Employment Agreement dated February 25, 2014 to amend the Agreement to extend the expiration date of the Agreement from February 28, 2014 to August 31, 2014;

WHEREAS, Company and Employee now wish to amend the Agreement to extend the expiration date of the Agreement from August 31, 2014 to October 31, 2014, as provided below.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Agreement, Company and Employee agree to amend the Agreement as follows:

1.                                      Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

2.                                      Section 4.1(a) of the Agreement shall be deleted in its entirety and replaced with the following:

“Subject to Section 4.1(b) and Section 4.1(c), the term of this Agreement shall commence as of the Effective Date, and shall continue for a period of thirty two (32) months.”

3.                                      This Amendment shall be binding upon and inure to the benefit of Company and Employee and their respective successors or permitted assigns.  In the event of a conflict between the provisions of this Amendment, and the Agreement, the terms of this Amendment shall control.

4.                                      Except as provided herein, the terms, conditions and provisions of the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Second Amendment to Employment Agreement to be duly executed, and Employee has hereunto set his hand, as of the day and year set forth above.

ENLINK MIDSTREAM GP, LLC

By:	/s/ Barry E. Davis
Name:	Barry E. Davis
Title:	President and Chief Executive Officer

EMPLOYEE:

/s/ Michael J. Garberding
Name: Michael J. Garberding